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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                               September 19, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-9592               34-1312571
--------------------------------       ------------        -------------------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)        Identification No.)


        777 MAIN STREET, SUITE 800
             FT. WORTH, TEXAS                        76102
     -------------------------------              ----------
     (Address of principal executive              (Zip Code)
                 offices)



       Registrant's telephone number, including area code: (817) 870-2601



   Former name or former address, if changed since last report: Not applicable


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.


         On September 19, 2003, Range Resources Corporation issued a press release announcing that is has agreed to exchange $10.2 million in cash and $50.0 million of a new 5.9% convertible preferred stock for $79.5 million of its outstanding 5.75% trust convertible preferred securities ("Trust Preferred"). Closing of the exchange is scheduled for next week. After the exchange, only $1.4 million of the Trust Preferred will remain outstanding. A copy of the Press Release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  99.1 Press Release dated September 19, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RANGE RESOURCES CORPORATION


                                        By: /s/ RODNEY L. WALLER
                                            --------------------------------
                                            Rodney L. Waller
                                            Senior Vice President



Date:  September 19, 2003




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
99.1        Press Release dated September 19, 2003



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